CalgonCarbon®

# Calgon Carbon's Planned Acquisition of CECA's Activated Carbon and Filter Aid Business

April 14, 2016

# Forward Looking Statements

*Today's presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as "expect," "believe," "estimate," "anticipate," or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding the acquisition of the Activated Carbon and Filter Aid Business, future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture and acquisitions, are included herein pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause Calgon Carbon's (the Company) actual results in future periods to be materially different from any future performance suggested herein, including, without limitation, the Company's ability to successfully complete the acquisition of the Activated Carbon and Filter Aid Business, including satisfying the various closing conditions such as the labor group consultations, and the Company's ability to successfully integrate the Activated Carbon and Filter Aid Business and achieve the expected results of the acquisition, including any expected synergies and the expected accretion to earnings. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company's control. Some of the factors that could affect future performance of the Company are higher energy and raw material costs, costs of imports and related tariffs, labor relations, availability of capital and environmental requirements as they relate both to our operations and to our customers, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this news release, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the Company's most recent Annual Report.*

# Strategic Rationale

- Transaction that combines complementary production capabilities, customer bases and end markets
- Adds complementary wood-based activated carbon manufacturing
- Extends geographical carbon reactivation capacity in Europe
- Broadens product portfolio into adjacent diatomaceous earth and perlite filtration media
- Provides immediate position in pharmaceutical industry and gateway into India
- Strengthens operations and position in Europe
- Diversifies exposure to regulatory and traditional end market growth opportunities
- Strong, stand-alone business expected to be accretive to diluted EPS[1] in 2017

**Creates a More Balanced Global Growth Platform**

[1] *Excludes purchase accounting adjustments*

# Transaction Highlights

| | |
|---|---|
| **PURCHASE PRICE** | – €145.5 million ($160.1 million)[2] transaction value, including cash purchase price of €137.7 million ($151.5 million)[2] and assumption of unfunded pension liabilities |
| **TRANSACTION MULTIPLE** | – 9.6x EBITDA (earnings before interest, taxes, depreciation and amortization) of €15.2 million[1] ($16.7 million)[2]<br>– Expected EBITDA improvement results in an effective transaction multiple of 6.8x |
| **FINANCING** | – Cash and debt<br>– Leverage expected to approximate 2.25x combined pro forma EBITDA |
| **FINANCIAL IMPACT** | – Synergies, in-progress de-bottlenecking and operational improvement projects expected to improve EBITDA of the acquired business by 40% or more by 2019<br>– Expected to be accretive to EPS by $0.08 to $0.11 in 2017, excluding purchase accounting adjustments |
| **CLOSING CONDITIONS** | – Labor group consultations, regulatory clearances and other customary closing conditions |
| **ANTICIPATED CLOSING** | – 4Q 2016 |

(1) *Stand-alone unaudited FY2015 Activated Carbon and Filter Aid Business*

(2) *Using an exchange rate of €1.00 = $1.10*

# Activated Carbon and Filter Aid Business: Overview

## Business Description

- Manufacturing / commercial capabilities
  - Virgin wood-based activated carbon
  - Carbon reactivation services
  - Diatomaceous earth and perlite filtration media
  - Perliting/cryogenic insulation
- Strong end market customer relationships
  - Beverage, food, industrial, pharmaceutical
  - 40% of customer base uses both carbon and filtration media products
- Stable financial performance
- Solid market positions in EMEA region
- ~ 300 employees

## Operating Locations



Virgin activated carbon
Carbon reactivation
Diatomaceous earth
Perlite
Perliting/cryogenic insulation
Riom Es Montagnes, France
Parentis, France
Legnago, Italy
Saint-Bauzile, France
Abidos, France
Foggia, Italy

## 2015 Financial Performance(1)

| Year Ended December 31, 2015 | |
|---|---|
| Revenue(2) | $102.5 million |
| EBITDA(2) | $16.7 million |
| EBITDA Margin | 16.3% |

*(1) Stand-alone unaudited FY2015 financial results*

*(2) Using an exchange rate of €1.00 = $1.10*

## 2015 Revenue Mix(1)



Pharma
11%
Drinking Water
10%
Other
7%
Wastewater
6%
Industrial
Processes
22%
Food &
Beverage
44%
Asia & ROW
9%
EMEA
91%
Filtration
Media
48%
Activated
Carbon
52%

# Activated Carbon and Filter Aid Business

| | Product Portfolio Attributes | Geography | Primary Applications/End Markets | Media |
|---|---|---|---|---|
| **Wood-Based Activated Carbon** | › Steam activated<br>› Chemical activated<br>› High-value-add washing<br>› Located near raw material source<br>› Acticarbone® and Anticromos® brands | › Principally Europe<br>› Asia (India) | › Food<br>› Industrial<br>› Pharmaceutical |  |
| **Granular Activated Carbon Reactivation** | › Food-grade kiln<br>› Industrial-grade kiln<br>› Grinding<br>› Highly complementary location to Calgon Carbon's reactivation capabilities | › Europe | › Drinking water<br>› Wastewater |  |
| **Diatomaceous Earth Filtration Media** | › Filtration media<br>› Own 2 quarry/mineral deposit sources<br>› Clarcel® brand | › Europe/Africa | › Primary use – filter aids<br>› Beverage<br>› Food<br>› Industrial |  |
| **Perlite Filtration Media / Perliting** | › Filtration media<br>› Cryogenic insulation<br>› Randalite® and Randafil™ brands | › Principally Europe | › Beverage<br>› Industrial<br>› Fillers |  |

# A More Balanced Growth Platform

| | Calgon Carbon[1] | + Activated Carbon and Filter Aid Business[2] | = Calgon Carbon Pro Forma[3] |
|---|---|---|---|
| **Overview** | Employees: ~1,125<br>Production Facilities:<br>-USA:8; Europe:5; Asia:2<br>Revenue: $535.0M<br>EBITDA: $99.6M<br>EBITDA Margin: 18.6% | Employees: ~300<br>Production Facilities:<br>-Europe: 5<br>Revenue: $102.5M<br>EBITDA: $16.7M<br>EBITDA Margin: 16.3% | Employees: ~1,425<br>Production Facilities:<br>-USA:8; Europe:10; Asia:2<br>Revenue: $637.5M<br>EBITDA: $116.3M<br>EBITDA Margin: 18.2% |

**Revenue by Geography**


Asia 16%
EMEA 24%
Americas 60%


Asia & ROW 9%
EMEA 91%


Asia 15%
Americas 50%
EMEA 35%

**Revenue by End Market**


Consumer 2%
Specialty 8%
Drinking Water 24%
Air Pollution 20%
Wastewater 21%
Food & Beverage 12%
Industrial Processes 13%


Pharma 11%
Drinking Water 10%
Other 7%
Wastewater 6%
Food & Beverage 44%
Industrial Processes 22%


Other 1%
Consumer 2%
Pharma 2%
Specialty 7%
Drinking Water 22%
Air Pollution 17%
Wastewater 18%
Food & Beverage 17%
Industrial Processes 14%

(1) *Audited FY2015 financial results*

(2) *Stand-alone unaudited FY2015 financial results; financials based on an exchange rate of €1.00 = $1.10*

(3) *Pro forma information based on summation of Calgon Carbon audited results and stand-alone unaudited results for Activated Carbon and Filter Aid Business.*

# Activated Carbon and Filter Aid Business
# Compelling Value Creation Path

## EBITDA Impact of Synergies & Projects



$M(1)
25
20
15
10
5
0
$16.7
$3.4
$3.3
$23.4
40% Improvement
2015
Integration Synergies(2)
In-progress Projects(2)
Pro Forma EBITDA

*(1) Using an exchange rate of €1.00 = $1.10*
*(2) Expected annual EBITDA contribution by 2019*

## EBITDA Growth Initiatives

### Integration synergies

- Cost savings initiatives
- Utilizing available capacity

### In-progress projects

- Wood-based carbon facility de-bottlenecking
- Operational improvement initiatives

### Additional potential upside

- New market applications
- Utilization of Calgon Carbon's existing global network

**Expected EBITDA Improvement Results in an Effective Transaction Multiple of 6.8x**

# Financing

- Financing expected via combination of cash and debt
  - Anticipate arranging debt financing summer/fall 2016
    - Expect new borrowings under upsized credit facility and/or long-term private placement
  - Leverage expected to approximate 2.25x combined pro forma EBITDA
    - Preserves ability to pay regular quarterly dividend
    - Board-authorized stock repurchase program suspended

**Strong Balance Sheet Supports Transaction[1]**

**Debt to Total Capital**


22%
Debt
Equity

($/M)

**Debt to EBITDA Ratio**


1.1x
111.4
99.6
Debt
EBITDA

*[1] Calgon Carbon debt and total capital as of December 31, 2015; EBITDA for year ended December 31, 2015*

CalgonCarbon Pure Water. Clean Air. Better World.

# Creating A More Balanced Platform for Growth

***Expanded core activated carbon portfolio and know-how***
- Adds steam, chemical and washed wood-based activated carbon

***Broader capabilities***
- Adds adjacent filtration media technologies

***Diversifies regulatory and traditional end market growth opportunities***

***Strengthened position in Europe***
- Leverage global account management and distribution channels across customer base

***Expected to be accretive to diluted EPS in 2017[(1)]***

***Expansion into targeted geographies and end markets***
- Gateway into pharmaceutical industry in India
- Additional reactivation services in southern region of Western Europe

***Strong balance sheet supports transaction while preserving ability to pay regular quarterly dividend***

[(1)] *Excludes purchase accounting adjustments*

CalgonCarbon Pure Water. Clean Air. Better World.

# Questions & Answers Session



**Randall S. Dearth**
*Chairman, President and Chief Executive Officer*



**James C. Coccagno**
*Executive Vice President of Core Carbon and Services Division*



**Stevan R. Schott**
*Executive Vice President of Advanced Materials, Manufacturing, and Equipment Division*



**Robert Fortwangler**
*Senior Vice President and Chief Financial Officer*

CalgonCarbon Pure Water. Clean Air. Better World.

# For Additional Information:

Dan Crookshank
Director, Investor Relations
Direct Dial: 412-787-6795
DCrookshank@calgoncarbon.com

www.calgoncarbon.com



CalgonCarbon

Pure Water. Clean Air. Better World.